Brown Capital Management Funds
                          105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27802-0069



Telephone 919-972-9922
U.S. WATTS 800-525 FUND
Facsimile 919-442-4226



May 16, 1997


Dear  Shareholder:

Some of the best investment letters and commentary I have read didn't seem like the typical investment "stuff" at all. They weren't boring or dull or filled with jargon. In fact, they were unconventional and told an interesting and compelling story that interwove effortlessly, like a spider weaving a beautiful web, pearls of investment wisdom and insight.

Each quarter in our investment letter we share our thoughts regarding the economy, financial markets, and investment strategy. We very seldom receive any feedback. However, our mid 1994 letter, with the captions - - what we know, what we know for sure, what we think we know, and what we don't know - - prompted a rousing favorable response. Why? Perhaps, although it did not tell a story, it did weave a web of investment wisdom and insight in an unconventional and interesting way. With two of the best back-to-back years in the stock market since the 70% increase of 1975/76, perhaps we can be a little unconventional once again in our portfolio letter. Interestingly, there is a close comparison between the 1975/76 period of 37.2% and 23.8% respectively to the 1995/96 period of 37.4% and 23% respectively. The closeness of the numbers is almost scary. So much for the once upon a time . . . Now for the pearls of investment wisdom and insight.

Paraphrasing, Warren Buffet once said that what you want to do in investing is wait for the right pitch, and when the fielders are asleep, step up to the plate and hit it! The problem with this market now is all the fielders are awake, and the pitcher is not throwing an intentional walk. Thus, it is going to be tougher to drive in that winning run. We are firmly convinced of three things with respect to fiscal 1998. First, the absolute magnitude of the runs, i.e. stock market returns, will be much less than the last two years. Second, the gap between stock market returns and bond market returns will be much narrower, but stocks will have a definite edge. Third, we can maintain our competitive edge, in a tougher, more volatile, and less forgiving environment, which we believe will characterize fiscal 1998.

We are at a critical stage in the financial markets in our opinion. Some of the best investment minds on Wall Street have reached diametrically opposed conclusions concerning the prospects for the stock market. One camp is saying it is "overvalued", and the other, with equal conviction, is saying it is "fairly valued". Why? The difference lies in their underlying assumptions. The overvalued camp believes that the economy will pick up steam, inflation will rise, the Federal Reserve will tighten and drive up interest rates, and the stock market will have a significant correction. The fairly valued camp believes that the economy will have modest growth, 2 - 2.5% real GDP, modest inflation 3
- 3.5%, the Federal Reserve will not intervene, corporate profits will increase moderately, 8 - 10%, P/E's will neither expand nor contract, and the stock market will rise in line with the earnings increase. This is what makes markets! We are solidly in the latter camp. It is noteworthy, that neither camp is arguing that the market is cheap. We agree. If current interest rate levels persist or decline slightly, which is what we expect, our valuation work confirms our market outlook. More importantly, and offering additional comfort, is that more than 90% of the companies we own or have an investment interest in offer potential returns greater than the market , based on our valuation work.

The "fear of heights" certainly comes into play in the current market environment. One only has to look to this past July to get a glimpse of how nasty things can get when perceptions and sentiments change abruptly. In July, when the sentiment shifted to a heating up of the economy followed by a rise in interest rates, the S&P 500 Index declined 5.2% and the Russell 2000 Index lost 9% of its value.

Looking ahead, we will concentrate on, refine, and improve upon the things that have given us the competitive performance edge in the past. These can be briefly summarized as follows: (1) A research driven, bottoms-up approach to selecting companies, (2) Maintain superior portfolio characteristics - - prospective earnings per share growth, profitability - - and pay less, or not too much more than the market on 12 month forward estimated earnings, i.e. a lot of "bang for the buck", and (3) Keep the portfolio "freshened-up" with securities that are not only attractively valued with good potential upside, but with greater upside than the market. As the character in Forrest Gump said after going through the long list of shrimp recipes: bubble gum shrimp, popcorn shrimp . . . - - "and that's about it." This is our winning strategy.

For your convenience, each of the funds now has a NASDAQ ticker symbol which can be used to obtain NAV numbers from your broker as well as various electronic medians. The symbols are as follows:

                        The Brown Capital Equity Fund - BCEIX
                        The Brown Capital Balanced Fund - BCBIX
                        The Brown Capital Small Fund - BCSIX




Sincerely,

/s/ Eddie C. Brown

Eddie C. Brown

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND
                    Performance Update - $10,000 Investment
            For the period from September 30, 1992 to March 31, 1997

                                   BCM Balanced   75% S&P/25% Lehman
              30-Sep-92               10,000.00            10,000.00
              31-Dec-92               10,579.00            10,380.00
              31-Mar-93               10,774.00            10,840.00
              30-Jun-93               10,779.00            10,959.00
              30-Sep-93               11,208.00            11,262.00
              31-Dec-93               11,611.00            11,450.00
              31-Mar-94               11,297.00            11,034.00
              30-Jun-94               11,168.00            11,036.00
              30-Sep-94               11,644.00            11,459.00
              31-Dec-94               11,468.00            11,467.00
              31-Mar-95               12,195.00            12,456.00
              30-Jun-95               13,417.00            13,559.00
              30-Sep-95               14,593.00            14,456.00
              31-Dec-95               14,880.00            15,285.00
              31-Mar-96               15,493.00            15,859.00
              30-Jun-96               15,887.00            16,445.00
              30-Sep-96               16,339.00            16,912.00
              31-Dec-96               16,938.00            18,159.00
              31-Mar-97               16,579.00            18,529.00

This graph depicts the performance of The Brown Capital Management Balanced Fund versus a combined index of 75% S&P 500 w/Income Index and 25% Lehman Government/Corporate Bond Index. It is important to note The Brown Capital Management Balanced Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Return

------------------------------------------------------

 Since Inception       One Year        Three Years

------------------------------------------------------

      11.89%             7.01%            13.64%

------------------------------------------------------

The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

At March 31, 1997, the Fund would have grown to $16,579 - total investment return of 65.79% since September 30, 1992.

At March 31, 1997, a similar investment in a combined index of 75% S&P 500 w/Income and 25% Lehman Government/Corporate Bond Index would have grown to $18,529 - total investment return of 85.29% since September 30, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                        THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                 PORTFOLIO OF INVESTMENTS

                                      March 31, 1997
-----------------------------------------------------------------------------------------
                                                                             Value
                                                              Shares        (note 1)
-----------------------------------------------------------------------------------------

COMMON STOCKS - 66.43%

   Biopharmaceuticals - 1.44%
   (a)Amgen, Inc.                                                1,000        $55,875
                                                                 -----        -------

   Chemicals - 1.04%
      Hanna (M.A.) Company                                       1,900         40,375
                                                                 -----         ------

   Commercial Services - 1.97%
      Equifax, Inc.                                              2,800         76,300
                                                                 -----         ------

   Computers - 3.70%
   (a)EMC Corporation                                            2,400         84,600
      Hewlett-Packard Company                                    1,100         58,575
                                                                 -----         ------
                                                                              143,175
                                                                              -------
   Computer Software & Services - 8.04%
   (a)Cisco Systems, Inc.                                        2,000         96,250
   (a)Microsoft Corporation                                        500         45,844
   (a)Oracle Corporation                                         1,525         58,808
   (a)Sterling Commerce, Inc.                                    2,111         61,219
   (a)Sterling Software, Inc.                                    1,800         49,725
                                                                 -----         ------
                                                                              311,846
                                                                              -------
   Electrical Equipment - 3.43%
      Belden, Inc.                                               2,200         78,650
      Honeywell, Inc.                                              800         54,300
                                                                   ---         ------
                                                                              132,950
                                                                              -------
   Electronics - 3.48%
      General Electric Company                                     600         59,550
   (a)Solectron Corporation                                      1,500         75,188
                                                                 -----         ------
                                                                              134,738
                                                                              -------
   Electronics - Semiconductor - 1.44%
      Intel Corporation                                            400         55,650
                                                                   ---         ------

   Entertainment - 2.82%
      Carnival Corporation                                       2,950        109,150
                                                                 -----        -------

   Financial Services - 4.22%
      Green Tree Financial Corporation                           2,200         74,250
      T. Rowe Price Associates                                   2,400         89,100
                                                                 -----         ------
                                                                              163,350
                                                                              -------
   Financial - Banks, Money Center - 2.73%
      Chase Manhattan Corporation                                1,128        105,609
                                                                 -----        -------

   Household Products & Housewares - 2.25%
      Newell Company                                             2,600         87,100
                                                                 -----         ------



                                                                          (Continued)

                        THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                 PORTFOLIO OF INVESTMENTS

                                      March 31, 1997
------------------------------------------------------------------------------------------
                                                                             Value
                                                              Shares        (note 1)
------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

   Insurance - Life & Health - 1.83%
      AFLAC, Inc.                                                1,825        $70,947
                                                                 -----        -------

   Medical - Hospital Management & Service - 3.17%
   (a)Health Care and Retirement Corporation                     2,125         61,094
      United Healthcare Corporation                              1,300         61,912
                                                                 -----         ------
                                                                              123,006
                                                                              -------
   Medical Supplies - 0.68%
      Johnson & Johnson                                            500         26,437
                                                                   ---         ------

   Packaging & Containers - 1.48%
      Illinois Tool Works, Inc.                                    700         57,400
                                                                   ---         ------

   Pharmaceuticals - 4.83%
   (a)Alza Corporation                                           1,100         30,250
      Cardinal Health, Inc.                                      1,650         89,719
   (a)R.P. Scherer Corporation                                   1,300         67,437
                                                                 -----         ------
                                                                              187,406
                                                                              -------
   Real Estate - 1.81%
      The Rouse Company                                          2,400         70,200
                                                                 -----         ------

   Real Estate Investment Trust - 1.97%
      Post Properties, Inc.                                      2,000         76,250
                                                                 -----         ------

   Restaurants & Food Service - 3.87%
   (a)The Cheesecake Factory                                     3,350         66,162
      Cracker Barrel Old Country Store, Inc.                     3,200         83,600
                                                                 -----         ------
                                                                              149,762
                                                                              -------
   Retail - Apparel - 1.47%
      Nordstrom, Inc.                                            1,500         56,813
                                                                 -----         ------

   Retail - Department Stores - 1.84%
      Dollar General Corporation                                 2,287         71,469
                                                                 -----         ------

   Retail - Grocery - 1.64%
      Casey's General Stores, Inc.                               3,300         63,525
                                                                 -----         ------

   Retail - Specialty Line - 3.32%
      Fastenal Company                                           1,000         35,000
      Home Depot, Inc.                                           1,750         93,625
                                                                 -----         ------
                                                                              128,625
                                                                              -------
   Utilities - Gas - 1.96%
      MCN Corporation                                            2,700         75,937
                                                                 -----         ------

   Total Common Stocks (Cost $2,001,511)                                    2,573,895
                                                                            ---------

                                                                          (Continued)

                        THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                 PORTFOLIO OF INVESTMENTS

                                      March 31, 1997


------------------------------------------------------------------------------------------
                                                  Interest   Maturity        Value
                                        Principal  Rate        Date         (note 1)
------------------------------------------------------------------------------------------

U. S. GOVERNMENT OBLIGATIONS - 9.87%
      United States Treasury Note       $20,000    6.250%     08/15/23        $17,716
      United States Treasury Note        70,000    6.375%     07/15/99         69,841
      United States Treasury Note        90,000    6.375%     08/15/02         88,425
      United States Treasury Note       100,000    7.500%     02/15/05        103,500
      United States Treasury Note       100,000    7.750%     01/31/00        102,922
                                        -------    -----      --------        -------

   Total U.S. Government Obligations (Cost $381,653)                          382,404
                                                                              -------

CORPORATE OBLIGATIONS - 11.13%

      Alabama Power Company              15,000    7.750%     02/01/23         14,393
      Boston Edison Company              40,000    7.800%     05/15/10         39,041
      Chase Manhattan Corporation        30,000    6.500%     08/01/05         28,425
      Chesapeake & Potomac Telephone of  50,000    7.250%     06/01/12         48,875
      Citicorp                           15,000    7.125%     06/01/03         14,890
      Colgate Palmolive Company          50,000    7.150%     11/29/11         47,027
      Ford Motor Credit Corporation      40,000    7.250%     09/01/10         39,600
      ITT Corporation                    50,000    7.375%     11/15/15         45,750
      Nationsbank Corporation            15,000    6.875%     02/15/05         14,528
      Rouse Company                      10,000    8.500%     01/15/03          9,806
      The Walt Disney Company            50,000    7.500%     09/30/11         49,205
      Time Warner, Inc.                  20,000    9.150%     02/01/23         21,125
      U. S. F. & G. Corporation          60,000    7.750%     06/01/05         58,500
                                         ------    -----      --------        -------

   Total Corporate Obligations (Cost $439,432)                                431,165
                                                                              -------

REPURCHASE AGREEMENT (b)  - 11.64%
      Wachovia Bank, \
      dated March 31, 1997               450,981    5.300%     04/01/97       450,981
      (Cost $450,981)                                                         -------

Total Value of Investments (Cost $3,273,577 (c))                 99.07%     3,838,445
Other Assets Less Liabilities                                     0.93%        36,208
                                                                  ----      ---------
   Net Assets                                                   100.00%    $3,874,653
                                                                ======     ==========

(a)  Non-income producing investment.

(b) The repurchase agreement is fully collateralized by U. S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other funds administered by The Nottingham Company (Note 1).

(c) Aggregate cost for federal income tax purposes is $3,282,109. Unrealized appreciation (depreciation) of investments for federal income tax purposes is as follows:

      Unrealized appreciation                                                $558,470
      Unrealized depreciation                                                  (2,134)
                                                                            ----------
                                        Net unrealized appreciation          $556,336
                                                                            ==========

See accompanying notes to financial statements

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1997


ASSETS
   Investments, at value (cost $2,822,596)                         $3,387,464
   Repurchase agreement, at value (cost $450,981)                     450,981
   Cash                                                                27,845
   Income receivable                                                   15,032
   Prepaid expenses                                                        41
   Due from advisor (note 2)                                            9,223
   Other assets                                                         1,523
                                                                  -----------
      Total assets                                                  3,892,109
                                                                  -----------
LIABILITIES
   Accrued expenses                                                     3,100
   Payable for investment purchases                                    14,356
                                                                  -----------
      Total liabilities                                                17,456
                                                                  -----------
NET ASSETS
   (applicable to 284,896 Institutional Class Shares               $3,874,653
    outstanding; unlimited shares of no par value                 ===========
    beneficial interest authorized)

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
   PER INSTITUTIONAL CLASS SHARE
   ($3,874,653 \ 284,896 shares)                                       $13.60
                                                                  ===========
NET ASSETS CONSIST OF
   Paid-in capital                                                 $3,309,654
   Undistributed net investment income                                    108
   Undistributed net realized gain on investments                          23
   Net unrealized appreciation on investments                         564,868
                                                                  -----------
                                                                   $3,874,653
                                                                  ===========




















See accompanying notes to financial statements

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                            STATEMENT OF OPERATIONS

                           Year ended March 31, 1997


INVESTMENT INCOME

   Income
      Interest                                                         $76,375
      Dividends                                                         27,320
                                                                   -----------
         Total income                                                  103,695
                                                                   -----------
   Expenses
      Investment advisory fees (note 2)                                 24,852
      Fund administration fees (note 2)                                  9,558
      Custody fees                                                       7,580
      Registration and filing administration fees (note 2)               5,551
      Fund accounting fees (note 2)                                     21,000
      Audit fees                                                         9,591
      Legal fees                                                         3,505
      Securities pricing fees                                            3,613
      Shareholder recordkeeping fees                                       384
      Other fees                                                           524
      Shareholder servicing expenses                                     2,919
      Registration and filing expenses                                   6,562
      Printing expenses                                                  2,440
      Trustee fees and meeting expenses                                  6,752
      Other operating expenses                                           3,955
                                                                   -----------
         Total expenses                                                108,786
                                                                   -----------
         Less:
            Expense reimbursements (note 2)                            (38,061)
            Investment advisory fees waived (note 2)                   (24,852)
                                                                   -----------
         Net expenses                                                   45,873
                                                                   -----------
            Net investment income                                       57,822
                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized gain from investment transactions                      105,701
   Increase in unrealized appreciation on investments                  104,335
                                                                   -----------
      Net realized and unrealized gain on investments                  210,036
                                                                   -----------
         Net increase in net assets resulting from operations         $267,858
                                                                   ===========








See accompanying notes to financial statements


                                 THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                    STATEMENTS OF CHANGES IN NET ASSETS



-----------------------------------------------------------------------------------------------------------
                                                                               Year ended      Year ended
                                                                               March 31,       March 31,
                                                                                  1997            1996
-----------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

  Operations
     Net investment income                                                         $57,822         $26,267
     Net realized gain from investment transactions                                105,701         313,572
     Increase in unrealized appreciation on investments                            104,335         298,606
                                                                                   -------         -------
        Net increase in net assets resulting from operations                       267,858         638,445
                                                                                   -------         -------

  Distributions to shareholders from
     Net investment income                                                         (58,004)        (26,177)
     Net realized gain from investment transactions                               (249,637)       (176,122)
                                                                                  --------        --------
        Decrease in net assets resulting from distributions                       (307,641)       (202,299)
                                                                                  --------        --------

  Capital share transactions
     Increase in net assets resulting from capital share transactions (a)          595,122         586,962
                                                                                   -------         -------

           Total increase in net assets                                            862,980       1,023,108

NET ASSETS

  Beginning of year                                                              3,319,314       2,296,206
                                                                                 ---------       ---------

  End of year (including undistributed net investment income                    $3,874,653      $3,319,314
               of $108 in 1997 and $290 in 1996)                                ==========      ==========



(a) A summary of capital share activity follows:

                                              ------------------------------------------------------------
                                                        Year ended                        Year ended
                                                       March 31, 1997                   March 31, 1996
                                              ------------------------------------------------------------
                                                   Shares          Value           Shares          Value
                                                  ---------      ---------       ---------       ---------
Shares sold                                          69,993       $990,406          43,696        $598,095
Shares issued for reinvestment
  of distributions                                   22,002        306,322          14,886         201,651
                                                     ------        -------          ------         -------
                                                     91,995      1,296,728          58,582         799,746

Shares redeemed                                     (48,277)      (701,606)        (16,078)       (212,784)
                                                    -------       --------         -------        --------
  Net increase                                       43,718       $595,122          42,504        $586,962
                                                     ======       ========          ======        ========






See accompanying notes to financial statements

                                      THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 FINANCIAL HIGHLIGHTS

                                   (For a Share Outstanding Throughout the Period)

---------------------------------------------------------------------------------------------------------------------
                                                                                                              For the
                                                                                                          period from
                                                                                                      August 11, 1992
                                                                                                         (commencement
                                                  Year ended   Year ended    Year ended     Year ended  of operations)
                                                    March 31,    March 31,     March 31,      March 31,    to March 31,
                                                        1997         1996          1995           1994           1993
---------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                  $13.76       $11.56        $11.02         $10.62         $10.00

   Income from investment operations
      Net investment income                             0.21         0.12          0.10           0.08           0.04
      Net realized and unrealized gain on investm       0.76         2.98          0.77           0.43           0.62
                                                        ----         ----          ----           ----           ----
         Total from investment operations               0.97         3.10          0.87           0.51           0.66
                                                        ----         ----          ----           ----           ----

   Distributions to shareholders from
      Net investment income                            (0.21)       (0.12)        (0.11)         (0.08)         (0.04)
      Net realized gain from investment transacti      (0.92)       (0.78)        (0.22)         (0.03)          0.00
                                                       -----        -----         -----          -----           ----
         Total distributions                           (1.13)       (0.90)        (0.33)         (0.11)         (0.04)
                                                       -----        -----         -----          -----          -----

Net asset value, end of period                        $13.60       $13.76        $11.56         $11.02         $10.62
                                                      ======       ======        ======         ======         ======

Total return                                            7.01 %      27.04 %        8.04 %         4.78 %         6.60 %
                                                        ====        =====          ====           ====           ====

Ratios/supplemental data
   Net assets, end of period                      $3,874,653   $3,319,314    $2,296,206     $1,187,697       $761,645
                                                  ==========   ==========    ==========     ==========       ========

   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees     2.85 %       3.50 %        5.43 %         6.44 %         9.56 % (a)
      After expense reimbursements and waived fees      1.20 %       1.59 %        2.00 %         2.00 %         1.58 % (a)

   Ratio of net investment income (loss) to average net assets
      Before expense reimbursements and waived fe      (0.13)%      (0.97)%       (2.44)%        (3.69)%        (7.13)% (a)
      After expense reimbursements and waived fee       1.51 %       0.94 %        1.00 %         0.74 %         0.85 % (a)

   Portfolio turnover rate                             45.58 %      43.59 %        9.51 %        28.56 %        20.90 %

   Average broker commissions per share (b)            $0.05


(a   Annualized.

(b)  Represents  total  commission  paid on portfolio  securities  divided by total portfolio shares purchased or sold on which commissions were charged.  This disclosure is required for fiscal years  beginning on or after September 1,
     1995.

See accompanying notes to financial statements

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

The Brown Capital Management Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation by investing in a flexible portfolio of equity securities, fixed income securities and money market instruments. The Fund began operations on August 11, 1992.

Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.


                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities lent. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $25 million of average daily net assets and 0.50% of average daily net assets over $25 million.

Currently, the Fund does not offer its shares for sale in states which require limitations to be placed on its expenses. The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $24,852 ($0.09 per share) and has voluntarily agreed to reimburse $38,061 of the Fund's operating expenses for the year ended March 31, 1997.

The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for





                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



its services, the Administrator receives a fee at the annual rate of 0.25% of the Fund's first $10 million of average daily net assets, 0.20% of the next $40 million of average daily net assets, 0.175% of the next $50 million of average daily net assets, and 0.15% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $1,750 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $3,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.

At March 31, 1997, the Advisor and its officers held 18,053 shares or 6.34% of the Fund shares outstanding.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

Purchases  and  sales  of  investments,   other  than  short-term   investments,
aggregated $1,836,840 and $1,496,608, respectively, for the year ended March 31, 1997.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders of The Nottingham Investment Trust II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Brown Capital Management Balanced Fund (a portfolio of The Nottingham Investment Trust II) as of March 31, 1997, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 1996 and the financial highlights for the four years in the period ended March 31, 1996 were audited by other auditors, whose reports thereon dated May 14, 1996, expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Balanced Fund as of March 31, 1997, the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.




/S/ DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
April 25, 1997